SUPPLEMENT TO THE
                 FIRST INVESTORS LIFE SERIES FUND PROSPECTUS
                              DATED APRIL 28, 2000
                                 RELATING TO THE
                      FIRST INVESTORS FOCUSED EQUITY FUND,
                                   A SERIES OF
                        FIRST INVESTORS LIFE SERIES FUND

        On February 15, 2001, the Board of Trustees of the First Investors Life Series Fund approved, subject to shareholder approval, a change in the Focused Equity Fund's ("Fund") subadviser. At a Special Shareholders Meeting to be held on April 16, 2001, or any adjournment thereof, the shareholders of the Fund will be asked to approve a new subadvisory agreement with Wellington Management Company, LLP ("WMC").

        WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

      The Fund's investment objective and its concentrated or focused approach will remain the same. WMC's subadvisory fees will be paid by First Investors Management Company, and not by the Fund. Thus, there will be no increase in fees paid by the Fund.

THIS SUPPLEMENT IS DATED FEBRUARY 23, 2001.